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                                                                   EXHIBIT 10.40


                                 AMENDMENT NO. 1


     AMENDMENT NO. 1 (this "AMENDMENT") dated as of March 24, 2006, among ITC HOLDINGS CORP., a Michigan corporation duly organized and validly existing under the law of the State of Michigan (the "BORROWER"); the institutions identified on the signature pages hereto as Lenders (each a "LENDER" and, collectively, the "LENDERS"); and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

     The Borrower, the Lenders and the Administrative Agent are parties to the First Amended and Restated Revolving Credit Agreement dated as of January 12, 2005 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

     The parties wish to amend the Credit Agreement to extend the existing Revolving Credit Maturity Date by three years. Accordingly, the parties agree as follows:

     Section 1. DEFINITIONS. Except as otherwise defined in this Amendment terms defined in the Revolving Credit Agreement, are used herein as defined therein.

     Section 2. AMENDMENTS. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

     2.1. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof" ) shall be deemed to be references to the Credit Agreement as amended hereby.

     2.2. Extension of Revolving Credit Maturity Date. The definition of "Revolving Credit Maturity Date" in Section 1.1 is hereby amended by changing "March 19, 2007" to "March 10, 2010".

     Section 3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lenders that (a) the representations and warranties set forth in
Section 7 of the Credit Agreement and Section 2 of the Pledge Agreement are true and complete on the date hereof (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct as of such earlier date) as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment and (b) no Default or Event of Default has occurred and is continuing.

     Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:


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          (a) Execution. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent, and all of the Lenders;

          (b) Extension Fees. The Administrative Agent shall have received for the account of each Lender that shall have executed and delivered to the Administrative Agent a counterpart of this Amendment before such amendments become effective, an amendment fee in an amount separately agreed;

          (c) Expenses. The Administrative Agent shall have received the fees and expenses of counsel to the Administrative Agent in connection herewith for which invoices have been timely presented; and

          (d) Other Items. The Administrative Agent shall have received such legal opinions and corporate and other documents relating to this Amendment and the transactions contemplated hereby as Agent or the Administrative Agent, may reasonably request;

provided that if such conditions are not satisfied on or before March 31, 2006 then this Amendment shall cease to have any force or effect.

     Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                              ITC HOLDINGS CORP.,
                                              as the Borrower

                                              By /s/ Daniel J. Oginsky
                                                --------------------------------
                                                Name:  Daniel J. Oginsky
                                                Title: Vice President and
                                                       General Counsel



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                                             CANADIAN IMPERIAL BANK OF COMMERCE,
                                             as Administrative Agent

                                             By /s/ Gerald Girardi
                                               --------------------------------
                                               Name:  Gerald Girardi
                                               Title: Canadian Imperial Bank of
                                                      Commerce Authorized
                                                      Signatory


                                             CIBC INC.,
                                             as a Lender

                                             By /s/ Gerald Girardi
                                               --------------------------------
                                               Name:  Gerald Girardi
                                               Title: Canadian Imperial Bank of
                                                      Commerce Authorized
                                                      Signatory



                                             CREDIT SUISSE,
                                             CAYMAN ISLANDS BRANCH,
                                             as a Lender


                                             By /s/ Sarah Wu
                                               --------------------------------
                                               Name:  Sarah Wu
                                               Title: Director


                                             By /s/ Nupur Kumar
                                               --------------------------------
                                               Name:  Nupur Kumar
                                               Title: Associate



                                             COMERICA BANK
                                             as a Lender


                                             By /s/ Blake Arnett
                                               --------------------------------
                                               Name:  Blake Arnett
                                               Title: Assistant Vice President



                                             LASALLE BANK MIDWEST N.A.
                                             as a Lender


                                             By /s/ Jason W. Bierbein
                                               --------------------------------
                                               Name:  Jason W. Bierbein
                                               Title: VP



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